UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K


                                  ____________



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 25, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                             001-31256                         52-2103926
       (State or other jurisdiction           (Commission file number)              ( I.R.S. employer
            of incorporation)                                                      identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                                        60010
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On August 25, 2004, Clark, Inc. (the "Company") issued a press release announcing that its board of directors has authorized the Company to repurchase up to $5 million of the Company's outstanding common stock on the open market. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CLARK, INC.


Date:  August 26, 2004                     By: /s/ Jeffrey W. Lemajeur
                                               ---------------------------------
                                               Jeffrey W. Lemajeur
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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99.1     Press release dated August 25, 2004.


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